EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF and AdvisorShares Mars Hill Global Relative Value ETF and  interactive data format.